UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2006

NORDSON CORPORATION

(Exact name of registrant as specified in its charter)

OHIO

(State or other jurisdiction of incorporation or organization)

0-7977	34-0590250

(Commission file number)	(I.R.S. Employer Identification No.)

28601 Clemens Road, Westlake, Ohio

(Address of principal executive offices)

44145

(Zip Code)

(440) 892-1580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition

On December 19, 2006, Nordson Corporation issued a press release relating to its results of operations for the fourth quarter and full year of fiscal 2006.  A copy is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

d)	Exhibits

99.1 Press release of Nordson Corporation dated December 19, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2006	Nordson Corporation

	By:	/s/ Peter S. Hellman

President, Chief Financial and Administrative Officer

Form 8-K
Exhibit Index

Exhibit
Number

99.1	Press release of Nordson Corporation dated as of December 19, 2006.